EXHIBIT 99.2

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

$	Promissory Note No.
[ , 2007]

FOR VALUE RECEIVED, ProUroCare Medical Inc., a Nevada corporation (the “Company”), hereby promises to pay to                                    (“Holder”), the principal sum of            DOLLARS ($          ), together with interest as provided for herein, in lawful currency of the United States of America.  This Convertible Promissory Note (this “Note”) shall bear interest at a rate of 10% per annum.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of that certain Unit Purchase Agreement, dated as of November       , 2007, (the “Unit Purchase Agreement”), between the Company, the Holder and the other parties thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Unit Purchase Agreement.

SECTION 1

Terms

Section 1.1  Interest Rate.  The Company agrees that interest shall accrue on the outstanding principal amount of this Note from the date of this Note until the principal and interest have been converted in accordance with the provisions hereof or paid in full, with interest accruing at a fixed rate per annum equal to ten percent (10.0%).  Such interest shall be computed on the basis of actual days elapsed and a year of 360 days.

Section 1.2  Annual Interest Payment.  Subject to the earlier conversion of this Note, the interest accrued on this Note from the date of this Note through the [one-year anniversary of the date of the Unit Purchase Agreement] shall be payable to the Holder in cash on [such one-year anniversary].  At the option of the Holder, such accrued interest, in whole or in part, may be converted into that number of fully paid and nonassessable shares of the Company’s common stock, $0.00001 par value (the “Common Stock”) as is obtained by dividing (A) the amount of such accrued interest by (B) the closing price of the Common Stock on [the one-year anniversary of the date of the Unit Purchase Agreement].

Section 1.3  Conversion Date.  On [the eighteen-month anniversary of the date of the Unit Purchase Agreement] (the “Maturity Date”), the entire outstanding principal amount of this Note shall automatically convert into that number of fully paid and nonassessable shares of Common Stock as is obtained by dividing (A) the entire outstanding principal amount of this Note by (B) $0.005 (the “Conversion Price”).  All or any portion of the accrued but unpaid interest on the Note shall, at the option of the Holder, be (i) converted into that number of fully paid and nonassessable shares of Common Stock as is obtained by dividing (A) such accrued but unpaid interest by (B) the Conversion Price or (ii) paid to the Holder in cash.

Section 1.4  Conversion Upon a Public Offering.  In the event that a Public Offering is completed before the Maturity Date, without any act by the Company or the Holder hereof, at the effective date of such Public Offering, the entire outstanding principal amount of this Note, together with all interest accrued thereon (such principal and accrued interest, the “Outstanding Balance”) shall be automatically converted into that number and type of equity securities issued by the Company in a Public Offering as is obtained by dividing (A) the Outstanding Balance by (B) the product of (i) the Offering Price and (ii) 0.70.  For purposes of this Note, (i) “Public Offering” shall mean an underwritten public offering of equity securities of the Company and (ii) “Offering Price” shall mean the per share or other unit price at which equity securities of the Company are offered in the Public Offering.

Section 1.5  Optional Prepayment.  Subject to the Holder’s right to have all interest accrued from the date of this Note through the [the one-year anniversary of the date of the Unit Purchase Agreement] converted into Common Stock in accordance with Section 1.2 hereof, beginning on [the one-year anniversary of the date of the Unit Purchase Agreement], the Company may, at its option, without premium or penalty, upon five (5) days prior written notice to the Holder, repay the unpaid principal amount of this Note, at any time in whole or from time to time in part, together with interest accrued thereon to the date of prepayment.  The Company shall prepay such principal and interest to the Holders of all outstanding Notes on a pro rata basis.  Any such prepayment shall be applied first to the payment of accrued interest and then to repayment of principal.  Upon any partial prepayment of the unpaid principal amount of this Note, the Holder shall make notation on this Note of the portion of the principal so prepaid.

Section 1.6     Subordination.  This Note shall be subordinated in all respects (including right of payment) to all other indebtedness of the Company, now existing or hereafter owing, to banks and other such financial institutions.

Section 1.6  No Fractional Shares or Scrips.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note.  In lieu of issuing such fractional shares, the Company shall pay all of the cash value of any fractional interest to Holder.

Section 1.7  No Impairment.  Without limiting or altering the provisions or obligations of the Company under this Note or the Unit Purchase Agreement, the Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it pursuant to this Note and the Unit Purchase Agreement and shall at all times in good faith assist in the observance or performance of any of the terms to be observed or performed by it pursuant to this Note and the Unit Purchase Agreement.

Section 1.8  Issuance of Shares.  Holder acknowledges that the Company currently has insufficient authorized shares of Common Stock to permit the conversion of this Note and all of the other similar notes sold pursuant to the Unit Purchase Agreement in accordance with Section 1.3 hereof.

Section 1.9  Release of Obligations.  Upon conversion or prepayment of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

Section 1.10  Adjustment.

(a)                                Adjustments for Dividends and Distributions.  In the event the Company at any time or from time to time after the date hereof shall make, issue, or fix a record date for the determination of holders of capital stock entitled to receive a dividend or other distribution (including a stock split or subdivision) payable in securities of the Company, then and in such event provisions shall be made so that the Holder shall receive, upon conversion of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that the Holder would have received had this Note been converted into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by the Holder as aforesaid during such period, giving application to all adjustments called for during such period under this Note with respect to the rights of the Holder under the Note.

(b)                               Adjustment for Reclassifications, Exchanges, or Substitutions.  If the Common Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere), then and in each such event the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(c)                                Reorganization; Mergers; Consolidations; Sales of Assets.  If at any time or from time to time there shall be a capital reorganization of the Common Stock issuable on conversion of this Note (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other entity, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note, the number of shares of capital stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Note shall be applicable after the event as nearly equivalent as may be practicable.

(d)                                 Adjustment for Stock Splits and Combinations.  If the Company at any time or from time to time effects a subdivision of the outstanding capital stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time combines the outstanding shares of capital stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e)                                  Effects of Reverse Stock Split.  Notwithstanding any of the foregoing, the price at which this Note converts under Section 1.4 hereof in the event of a Public Offering shall not be adjusted under this Section 1.10 for the Company’s Reverse Stock Split.  For purposes of this Note, “Reverse Stock Split” shall mean the ten-for-one reverse split of the Company’s Common Stock effective prior to the effectiveness of a Public Offering.  For example, after the Reverse Stock Split, the Outstanding Balance shall still be automatically converted into that number and type of equity securities issued by the Company in a Public Offering as is obtained by dividing (A) the Outstanding Balance by (B) the product of (i) the Offering Price and (ii) 0.70.

SECTION 2

Events of Default

Section 2.1  Events of Default.   The Outstanding Balance of this Note shall become due and payable without any action on the part of the Holder thereof upon the happening of any of the following events (each, an “Event of Default”):

(a)                                the Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, custodianship, protection, or relief of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, custodian trustee, or other similar official for it or for any substantial part of its property; or

(b)                               the Company shall default in the due performance or observance of any expressed or implied covenant, agreement or provision of this Note or the Unit Purchase

Agreement and such default shall have continued uncured for a period of thirty (30) days after written notice thereof to the Company from the Holder of any outstanding Note.

Section 2.2  Suits for Enforcement.  In case any one or more Events of Default shall have occurred and be continuing, unless such Events of Default shall have been waived in the manner provided in Section 3.5, the Majority Purchasers may proceed to protect and enforce their rights under this Section 2.2 by suit in equity or action at law.  It is agreed that in the event the Holders prevail in such action, such Holders shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.

SECTION 3

Miscellaneous

Section 3.1  Lost, Stolen or Mutilated Notes.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and in case of any such loss, theft or destruction, upon delivery of any customary indemnity agreement reasonably satisfactory to the Company, or in any case of any such mutilation, upon surrender and cancellation of this Note, the Company at its expense will issue and deliver a new Note of like tenor in an amount equal to the amount of such lost, stolen or mutilated Note and any such lost, stolen or destroyed Note shall thereupon become void.

Section 3.2  Benefit of Note.  This Note shall be binding upon, and shall inure to the benefit of and be enforceable by, Holder and its successors and assigns.  All of the covenants and the agreements contained in this Note by or on behalf of the Company are binding on the Company’s successors and assigns, whether by consolidation, merger, transfer or license of all or substantially all of the property of the Company.

Section 3.3  Costs of Collection.  The Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, following an Event of Default, the Company shall pay all of Holder’s costs of collecting or attempting to collect any amount due hereunder, including but not limited to, all reasonable attorneys’ fees and legal expenses.

Section 3.4  Notices.  All notices required under this Note shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail.  Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing).  Notices to the Holder shall be sent to the address of the Holder set forth in Schedule A to the Unit Purchase Agreement (or at such other place as the Holder shall notify the Company hereof in writing).

Section 3.5  Amendment; Waiver.  Any term of this Note may be amended, changed or modified, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the

Company and the Purchasers holding a majority of the outstanding aggregate principal amount of the Notes issued pursuant to the Unit Purchase Agreement (the “Majority Purchasers”); provided, however, that no amendment, change, modification or waiver respecting this Note may be made by the Majority Purchasers without the consent of the Holder unless a comparable amendment, change, modification or waiver is made respecting all of the Notes issued pursuant to the Unit Purchase Agreement.  Any amendment, change, modification or waiver to this Note shall apply equally and be binding upon all of the Notes issued pursuant to the Unit Purchase Agreement.  Except as otherwise provided in this Note, this Note may not be discharged, nor shall the principal amount or interest be amended, changed or modified, without the written consent of the Company and the Holder of this Note. This Section 3.5 may not be amended, changed or modified, except by a writing signed by the Company and all of the Purchasers that are a party to the Unit Purchase Agreement.

Section 3.6  Governing Law and Construction.  This Note shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the principles of conflicts of law.  Whenever possible, each provision of this Note and any other statement, instrument or transaction contemplated hereby and valid under such applicable law, but, if any provision of this Note or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or any other statement, instrument or transaction contemplated hereby or relating hereto.  In the event of any conflict with, between or among the provisions of this Note or the Unit Purchase Agreement, the Unit Purchase Agreement shall govern.

IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.

PROUROCARE MEDICAL INC.

By:
Name:
Title: